Exhibit 10.8

[Flolo-Thompsin, Inc. logo]

January 16, 2004

Consulting Agreement

Flolo-Thompson, Inc. hereby agrees to supply consulting services to Illini Bio Energy.  This agreement is effective immediately and will remain in effect until cancelled or amended in writing.

Services provided by Flolo-Thompson, Inc. include:

•                  Railroad infrastructure analysis

•                  Logistics planning

•                  Market analysis

•                  Grain movement analysis

•                  Railroad rate and contract negotiations

Fee structure

•                  $75.00 per hour

•                  $750.00 per day

•                  Out-of-pocket expenses will be charged back

Flolo-Thompson, Inc. will issue an invoice at the end of each month.

We look forward to furthering your business goals.  Thank you.

Signed,	Signed,

/s/ David E. Thompson	/s/ David Ramsey

David E. Thompson	Dave Ramsey
Flolo-Thompson, Inc.	Illini Bio Energy
25 Park Lane Suite #2	332 North Park
Glenwood, MN 56334	Rochester, IL 62563
320-634-3309	217-836-8284